Manufacturing in collaboration with JAC	12 Months Ended
Dec. 31, 2023
Manufacturing in collaboration with JAC
Manufacturing in collaboration with JAC

18.  Manufacturing in collaboration with JAC

Since 2016, the Group have been partnering with Jianghuai Automobile Group Ltd., or JAC, a major state-owned automobile manufacturer in China, for the joint manufacturing of the Group’s vehicles. JAC built the JAC-NIO manufacturing plant in Hefei, Anhui province, the first advanced manufacturing base, or the F1 Plant, for the production of the ES8, the ES6, the EC6, the ET7 and potentially the Group’s other vehicle models. Further, in September 2022, the Group entered into a manufacturing cooperation agreement with JAC, under which JAC will jointly manufacture the ET5 and potentially the Group’s other vehicle models in the second advanced manufacturing base, or the F2 Plant, in NeoPark, a smart electric vehicle industry park at Xinqiao, Hefei. The fees payable to JAC under the above agreements consist of the following: (i) asset depreciation and amortization with regard to the assets JAC invested and to invest for the manufacture of NIO models as actually incurred, payable monthly and subject to adjustment annually; (ii) vehicle production and processing fees recorded on per-vehicle basis, payable monthly and subject to adjustment annually; (iii) purchase amount of certain production materials; and (iv) relevant tax. In addition, the Group also agreed to pay certain compensation up to a capped amount for JAC’s investment in F1 Plant, including for the land, factory and equipment.

In conjunction with the aforementioned manufacturing cooperation agreement, in December 2022, the Group and JAC entered into an Asset Transfer Agreement where the Group agreed to sell and JAC agreed to acquire certain production facilities (the “Transferred Assets”) with a total consideration of RMB1.7 billion inclusive of tax. As of December 31, 2022, JAC had accepted the Transferred Assets and assumed the legal title of the Transferred Assets. Considering that (1) the Transferred Assets are designated to be used for the manufacturing of the Group’s vehicle models only and do not have substantive alternative use; (2) all costs incurred in relation to the Transferred Assets, including depreciation and maintenance costs and relevant tax and surcharges, are undertaken by and charged to the Group; (3) the Group also has the right to obtain the economic benefits from all outputs of the Transferred Assets, management concluded that the Group still retained the control of the Transferred Assets and this transaction was a failed sale and leaseback transaction with no sales of the Transferred Assets recognized by the Group. The Transferred Assets continue to be accounted for as the Group’s property, plant and equipment subject to depreciation. The sales consideration from JAC will be recorded as a financing payable when the Group receives the cash. As of December 31, 2023, JAC had fully paid the consideration. In December 2023, pursuant to an asset transfer agreement with JAC, the Group agreed to purchase the Transferred Assets back at the consideration of RMB1.7 billion,inclusive of tax, and the consideration was paid in full by end of December 2023. In December 2023, the Group also agreed to purchase the production facilities in F1 Plant from JAC at the consideration of RMB1.9 billion, inclusive of tax. As of December 31, 2023, both purchases of the Transferred Assets and F1 Plant have been consummated.

For the years ended December 31, 2021, 2022 and 2023, the aggregate fees to JAC under the above collaboration arrangement were RMB715,118, RMB1,126,523 and RMB1,318,524, respectively, and were included in cost of sales.